Exhibit 10.2

THIRD AMENDMENT TO THE
NOTE PURCHASE AGREEMENT

This THIRD AMENDMENT TO THE NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of November 18, 2016, is entered into by and among the following parties:

(i)
MALLINCKRODT SECURITIZATION S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg with its registered office at 124 Boulevard de la Petrusse, L-2330, Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg trade and companies register under number B 188808, as Issuer;

(ii)	MALLINCKRODT LLC, as Servicer;

(iii)	SUNTRUST BANK, as a Purchaser; and

(iv)	PNC BANK, NATIONAL ASSOCIATION, as a Purchaser and as Administrative Agent.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Note Purchase Agreement described below.
BACKGROUND
WHEREAS, the parties hereto have entered into a Note Purchase Agreement, dated as of July 28, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Note Purchase Agreement”) and desire to amend the Note Purchase Agreement as set forth herein.
WHEREAS, concurrently herewith, Mallinckrodt Nuclear Medicine LLC and Mallinckrodt LLC are terminating the Sale Agreement, dated as of January 20, 2015 (the “Sale Agreement Termination”).
WHEREAS, concurrently herewith, Therakos, Inc. and Mallinckrodt Hospital Products Inc. are entering into a Sale Agreement (the “Therakos Sale Agreement”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
SECTION 1.Amendments to the Note Purchase Agreement. The Note Purchase Agreement is hereby amended as follows:
(a)Clause (c) of the definition of “Eligible Receivable” set forth in Section 1.01 of the Note Purchase Agreement is amended by replacing the phrase “90 days” where it appears therein and substituting “135 days” therefor.
(b)Clause (r) of the definition of “Eligible Receivable” set forth in Section 1.01 of the Note Purchase Agreement is replaced in its entirety with the following:
(r)    that shall have been billed or invoiced, if more than (x) with respect to Receivables originated by INO Therapeutics LLC (or any other Originator or Sub-Originator approved in writing by each Purchaser from time to time), thirty-five (35) days or (y) with respect to Receivables originated by any other Originator or Sub-Originator, five (5) days, have elapsed since the date that such Receivable was created, and the related goods or merchandise shall have been shipped and/or services performed;
(c)The following new clause (f) is added to the definition of “Excess Concentration” set forth in Section 1.01 of the Note Purchase Agreement immediately following the existing clause (e) thereof and, in connection therewith, clause (e) is amended by deleting the period “.” at the end thereof and substituting “; plus” therefor:
(f)    the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables that have not been billed or invoiced, over (ii) the product of (x) 15.00%, multiplied by (y) the Aggregate Eligible Receivables Balance.
(d)The definition of “Extended-Term Receivables” set forth in Section 1.01 of the Note Purchase Agreement is amended by replacing the phrase “91 days” where it appears therein and substituting “136 days” therefor.
(e)The definition of “Loss Horizon Ratio” set forth in Section 1.01 of the Note Purchase Agreement is replaced in its entirety with the following:
“Loss Horizon Ratio” means, at any time of determination, the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed by dividing: (a) the sum of (x) the aggregate initial Outstanding Balance of all Pool Receivables originated by the Originators and the

Sub-Originators during the six (6) most recent Fiscal Months, plus (y) 31.4% of the aggregate initial Outstanding Balance of all Pool Receivables originated by the Originators and the Sub-Originators during the seventh (7th) most recent Fiscal Month, by (b) the Adjusted Net Receivables Pool Balance as of such date.
(f)The following new defined term is added to Section 1.01 of the Note Purchase Agreement in appropriate alphabetical order:
“Permitted Linked Account” means the following account maintained at Citibank, N.A.: account number 30956855, account name: Mallinckrodt US Pool LLC.
(g)Section 7.01 of the Note Purchase Agreement is amended by replacing clause (p) thereof in its entirety with the following:
(p)    Except for the Permitted Linked Account, there are no “Linked Accounts” (as defined in the Lock-Box Agreement with Bank of America, National Association) with respect to any Lock-Box Account maintained at Bank of America, National Association.
(h)Section 7.02 of the Note Purchase Agreement is amended by replacing clause (u) thereof in its entirety with the following:
(u)    Except for the Permitted Linked Account, there are no “Linked Accounts” (as defined in the Lock-Box Agreement with Bank of America, National Association) with respect to any Lock-Box Account maintained at Bank of America, National Association.
(i)Section 8.01 of the Note Purchase Agreement is amended by replacing clause (w) thereof in its entirety with the following:
(w)    Linked Accounts. Except for the Permitted Linked Account, the Issuer shall not permit any “Linked Account” (as defined in the Lock-Box Agreement with Bank of America, National Association) to exist with respect to any Lock-Box Account maintained at Bank of America, National Association; provided, however, that at any time (x) during the continuance of an Event of Default, (y) during the continuance of an Unmatured Event of Default or (z) during the continuance of a Ratings Event, the Issuer shall, if so instructed by the Administrative Agent (in its sole discretion), cause the Permitted Linked Account to cease being a “Linked Account” promptly, but not later than five (5) Business Days following the Issuer’s or the Servicer’s receipt of such instruction.
(j)Section 8.02(a) of the Note Purchase Agreement is amended by inserting the following parenthetical at the end of clause (i) thereof:
(it being understood and agreed, that for purposes of certifying compliance with the financial covenant described in Section 10.01(t), delivery of the most recent certification of compliance to such effect pursuant to the requirements of the Credit Agreement shall be deemed to be sufficient certification hereunder)
(k)Section 8.02 of the Note Purchase Agreement is amended by replacing clause (m) thereof in its entirety with the following:
(m)    Linked Accounts.  Except for the Permitted Linked Account, the Servicer shall not permit any “Linked Account” (as defined in the Lock-Box Agreement with Bank of America, National Association) to exist with respect to any Lock-Box Account maintained at Bank of America, National Association; provided, however, that at any time (x) during the continuance of an Event of Default, (y) during the continuance of an Unmatured Event of Default or (z) during the continuance of a Ratings Event, the Servicer shall, if so instructed by the Administrative Agent (in its sole discretion), cause the Permitted Linked Account to cease being a “Linked Account” promptly, but not later than five (5) Business Days following the Issuer’s or the Servicer’s receipt of such instruction.
SECTION 2.Representations and Warranties of the Issuer and Servicer. Each of the Issuer and the Servicer hereby represents and warrants to the other parties hereto that the following statements shall be true and correct (the Issuer and the Servicer shall be deemed to have represented and warranted, as to itself only and not as to the other, that such statements are true and correct and as to clauses (c) and (d), such representations and warranties by the Servicer shall be deemed to have been given to the knowledge of the Servicer):
(a)Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)No Event of Default. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Default or Unmatured Event of Default.
(d)Termination Date. The Termination Date has not occurred.
SECTION 3.Effect of Amendment. All provisions of the Note Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Note Purchase Agreement (or in any other Transaction Document) to “this Note Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to the Note Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Note Purchase Agreement other than as set forth herein.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of (a) counterparts to this Amendment executed by each of the parties hereto, (b) counterparts to the Sale Agreement Termination executed by each of the parties thereto, (c) counterparts to the Sale Agreement executed by each of the parties thereto, (d) a pro forma information package and (e) such other documents, agreements, certificates, opinions and instruments as the Administrative Agent may reasonably request prior to the date hereof.
SECTION 5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Note Purchase Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 9. CONSENT TO JURISDICTION.
(a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(b)EACH OF THE ISSUER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 14.02 OF THE NOTE PURCHASE AGREEMENT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 10.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Note Purchase Agreement or any provision hereof or thereof.
SECTION 11.Reaffirmation of Performance Guaranty. After giving effect to this Amendment and each of the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Parent hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms and that Therakos, Inc. shall constitute a “Covered Entity” for all purposes of the Performance Guaranty.

SECTION 12.Post-Closing Covenant. On or prior to December 23, 2016 (or such later day as agreed to in writing by the Administrative Agent), the Servicer shall (or shall cause the applicable Originator to) either: (i) (A) transfer ownership of deposit account number 4427685583 maintained at Bank of America, NA, to the Issuer (such account, the “New BOA Lock-Box Account”), (B) deliver to the Administrative Agent a duly executed Lock-Box Agreement entered into with Bank of America, N.A. as Lock-Box Bank reflecting the addition of the New BOA Lock-Box Account reasonably satisfactory to the Administrative Agent, and (C) deliver to the Administrative Agent an updated Schedule II to the Note Purchase Agreement or (ii) direct Obligors to cease remitting payments to the New BOA Lock-Box Account and begin remitting payments to another Lock-Box Account.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

MALLINCKRODT SECURITIZATION S.À R.L. By: /s/ John Einwalter Name: John Einwalter Title: Director

By: /s/ Marie Dhersin-Luporsi Name: Marie Dhersin-Luporsi Title: B Manager, duly authorized for the purpose hereof

MALLINCKRODT LLC, as the Servicer By: /s/ John Einwalter Name: John Einwalter Title: VP & Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President

SUNTRUST BANK, as a Purchaser By: /s/ Pawan Churiwal Name: Pawan Churiwal Title: Vice President

Acknowledged and Agreed to: MALLINCKRODT INTERNATIONAL FINANCE S.A.
By: /s/ John Einwalter Name: John Einwalter Title: Director

By: /s/ Marie Dhersin-Luporsi Name: Marie Dhersin-Luporsi Title: Director, duly authorized for the purpose hereof